Summarized Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2019
Summarized Quarterly Financial Data (Unaudited)
Summarized Quarterly Financial Data (Unaudited)

21.   Summarized Quarterly Financial Data (Unaudited)

Quarterly financial information for 2018 and 2019 is as follows (in thousands except per share data):

	Quarter
2018	First	Second	Third	Fourth
Revenues	$116,469	$114,668	$160,945	$242,103
Income from operations	11,328	4,184	(57,127)	18,875
Net income (loss)	9,467	5,188	(52,781)	22,455
Net income (loss) per share:
Basic	$0.88	$0.48	$(2.97)	$1.05
Diluted	$0.84	$0.46	$(2.97)	$1.02

	Quarter
2019	First	Second	Third	Fourth
Revenues	$246,508	$245,110	$241,747	$263,772
Income from operations	25,723	27,596	20,000	37,213
Net income	11,500	24,409	16,692	28,537
Net income per share:
Basic	$0.53	$1.12	$0.77	$1.31
Diluted	$0.52	$1.10	$0.75	$1.29